UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

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THE PEP BOYS – MANNY, MOE & JACK
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is a letter that was transmitted to associates of The Pep Boys – Manny, Moe & Jack on January 30, 2012:

To:	Pep Boys Associates
From:	Mike Odell, President & Chief Executive Officer
Date:	January 30, 2012
Re:	Sale to The Gores Group

Dear Fellow Associates,

I am writing you today with important news about our company.  Today we announced that Pep Boys has agreed to be acquired by The Gores Group, a premier private equity firm.  I am excited about this transaction and want to share what it means for you and our customers.

This transaction enables us to align with an owner who is committed to our vision to be the automotive solutions provider of choice for the value-oriented customer.  We and The Gores Group have no doubt that Pep Boys’ strategies of:

•                  earning the trust of customers every day;

•                  leading with our service business and growing through our Service & Tire Centers;

•                  establishing a differentiated retail experience by leveraging our Automotive Superstore; and

•                  providing the most complete offering for commercial customers are the right approach to creating an even greater company.

Importantly, this news is not expected to bring any significant changes to your job, salary or benefits or day-to-day work.  I expect that I will continue to lead the company along with the rest of the senior management team and we remain fully dedicated to Pep Boys’  growth.

If you have any further questions, please check the Intranet for a FAQ intended to address the questions you may have about what this announcement means for you. And, of course, feel free to reach out to your manager.

With any change comes understandable anxiety.  But, I assure you that The Gores Group supports our vision and the continued growth of our organization.  We remain fully dedicated to our commitment to be the preferred employer in the automotive market for our 19,000 associates.

Thank you for all your continued hard work and focus.

For your reference, a copy of the Company’s formal press release issued earlier today is attached here.

Yours sincerely,

Mike Odell

President & Chief Executive Officer

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011, filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

The following is an acquisition FAQ communication that was transmitted to associates of The Pep Boys – Manny, Moe & Jack on January 30, 2012:

[For Internal Use Only]

ASSOCIATE FAQ

1.              Will this affect my salary and benefits?

We do not anticipate any significant impact on compensation or benefits as a result of this transaction. We are still committed to being the preferred employer in the automotive market.

2.              Will my position change?

There will be no changes to your role or in the way that you interact with one another as a result of this transaction. Your manager will also remain in place. It will be business as usual.

3.              Will this transaction affect day-to-day operations?

It will be business as usual. Pep Boys’ top priorities remain earning the trust of our customers every day and being the preferred employer.

4.              Will any locations be closed or jobs relocated as a result of this transaction?

We do not expect any locations to be closed or jobs relocated. The Gores Group is buying Pep Boys for the strength and quality of its business.

5.              Will Pep Boys’ headquarters be relocated?

Pep Boys’ headquarters, the Store Support Center in Philadelphia, is not expected to be relocated.

6.              Will Pep Boys’ management team stay in place?

We expect that President & Chief Executive Officer, Mike Odell, and other senior management team members will remain with Pep Boys.

7.              Will this affect my relationship with customers?

This will have no impact on your relationship with customers, the way you interact with them or the way you service them. We remain committed to earning the trust of our customers every day. Should your customers hear the news and have questions, you can use the customer talking points and FAQs provided.

8.              Why is Pep Boys entering into this agreement?

This enables us to deliver a significant premium price to our shareholders for their stock. Our new owner is committed to our vision to be the automotive solutions provider of choice for the value-oriented customer, and our strategies and initiatives.

9.              If one company owns us, does that mean we will be a private organization?

Yes. Instead of being a publicly held company, traded on the New York Stock Exchange, we will be a private organization, owned by The Gores Group. The Gores Group’s substantial resources will provide us with greater flexibility to continue to fund our expansion.

10.       What if I own company stock?

Your stock will be purchased as a part of the transaction at $15.00 per share (all options will become fully vested and purchased at $15.00 per share minus the applicable exercise price) at closing, which we anticipate to be during the second fiscal quarter of 2012. You don’t need to take any action at this point; you will receive notification with more information.

11.       Who is The Gores Group?

The Gores Group is a private equity firm focused on acquiring businesses. Pep Boys expects to benefit from their operating experience and flexible capital structure.

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011, filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

The following is a transcript of a video presentation by Michael O’Dell, the Chief Executive Officer of The Pep Boys – Manny, Moe & Jack, that was posted to the company’s intranet on January 30, 2012:

Script for CEO Video

Hello, I am Mike Odell, your President and CEO.  Thank you for joining me today on such short notice.

As you have probably heard, this morning we announced that Pep Boys has agreed to be acquired by The Gores Group, a premier private equity firm.  I am excited about this transaction and want to share what it means for you as well as our customers.

For those of you not familiar with The Gores Group, they are an investment company focused on acquiring businesses that can benefit from their operating experience and flexible capital structure.  Even more importantly, The Gores Group believes in our vision to be the automotive solutions provider of choice for the value-oriented customer.  This transaction enables us to provide a premium price to our current shareholders for their stock.  It also aligns us with a new owner who will provide us with greater flexibility to continue investing in and expanding our operations.

The Gores Group is committed to our existing strategies to:

1.               Earn the trust of our customers every day and lead with our service business;

2.               Grow through our Service & Tire Centers;

3.               Establish a differentiated retail experience by leveraging our Automotive Superstore; and

4.               Provide the most complete offering for commercial customers.

Pep Boys’ primary initiative for you, our associates, also remains unchanged — to be the preferred employer in the automotive market.  We will continue to attract, develop and engage our associates because you are the key to our success.

You may be wondering whether this news brings any changes to you personally.  I can assure you that we don’t anticipate any significant changes to your job, compensation or benefits.  I expect that I will continue to lead the company along with the rest of the senior management team and we remain fully dedicated to Pep Boys’ growth.

We expect no changes to your day-to-day responsibilities or how you provide excellent service to our customers.  As I just mentioned, our number one priority remains the same — to continue to earn the trust of our customers every day.

As you might be aware, the store leadership team and many of our Store Support leaders are traveling today to attend the 2012 Leadership Meeting and kick off our new fiscal year.  They will be checking in with you later today and throughout the week.  In the meantime, there is additional information in my message on the Intranet home page.  If you have any unanswered questions after reviewing these materials, please do not hesitate to speak to your direct managers.

I thank each and every one of you.  It is your drive and commitment to excellence that has enabled us to steadily improve our performance over the last few years and to grow successfully.  As the face of our company to our customers, I simply ask you to keep on doing what Pep Boys has been doing successfully for the past 90 years: welcome our customers, understand their needs, provide solutions and thank them for giving us the opportunity to serve them.

So now, let’s get back to our customers, and have a great day!

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011 filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

The following is a master acquisition FAQ communication that was transmitted on January 30, 2012:

Master Q&A

Top Qs

1.              What is the rationale for this transaction? Why is Pep Boys entering into this agreement?  Why is now the right time for Pep Boys to return to being a private company?

•                  This enables us to deliver a significant premium price to our shareholders for their stock. Our new owner is committed to our vision to be the automotive solutions provider of choice for the value-oriented customer, and our strategies and initiatives.

•                  Instead of being a publicly held company, traded on the New York Stock Exchange, we will be a private organization, owned by The Gores Group. The Gores Group’s substantial resources will provide us with greater flexibility to continue to fund our expansion.

2.              Who is The Gores Group and why is The Gores Group the right buyer for Pep Boys?

•                  The Gores Group is a premier private equity firm and believes in the opportunity that Pep Boys presents.

•                  The Gores Group will provide us with greater flexibility to continue investing and focusing on the company’s people and operations.

3.              What was the process that led to this transaction?

•                  The agreement with The Gores Group was reached after careful evaluation by our Board of Directors that determined this transaction was in the best interests of the Company and our shareholders.

4.              Was Pep Boys actively seeking bids or did The Gores Group approach Pep Boys?

•                  We are required to file a proxy statement with the Securities and Exchange Commission that will include details about the process through which we reached this agreement.

5.              What are the financial specifics of the transaction?

•                  Under the terms of the agreement, The Gores Group has agreed to pay $15.00 for each Pep Boys share.

•                  This is an all-cash transaction.

6.              What are the steps to completion in this transaction?

•                  The merger agreement includes a go-shop provision during which we will determine whether other prospective buyers would offer even more value for the company.

•                  During that time, we will file a proxy statement, and the transaction (or any alternative transaction) will ultimately be subject to a shareholder vote.

•                  Subject to the results of the go-shop effort, and satisfaction of customary closing conditions, we expect the transaction to close during the second fiscal quarter of 2012.

7.              Will Pep Boys’ management team stay in place?

•                  We expect that President & CEO, Mike Odell, and other members of the senior management team will remain with Pep Boys.

8.              What impact will this transaction have on Pep Boys’ business model and relationships?

•                  This transaction is not expected to impact Pep Boys’ day-to-day business operations or its engagement with our customers.

•                  From an operations standpoint, it will remain business as usual. Pep Boys’ top priority is to continue to earn the trust of our customers every day.

9.              How will this impact Pep Boys’ ongoing investment in its programs and initiatives?

•                  We remain committed to opportunities that are best for Pep Boys. We will continue to invest in our customers, associates and our business.

•                  There will be no changes to Pep Boys’ Reward Members’ Program.

10.       What will the new company be called and where will it be headquartered?

•                  There will be no change to Pep Boys name. We do not expect any change to the location of our Store Support Center in Philadelphia.

11.       What does the “go-shop” provision mean?  Is this deal final?

•                  This provision permits our Board of Directors to solicit higher bids from other potentially interested parties until March 14th.

•                  These types of provisions are common in transactions involving private equity firms and are designed to ensure that a company reaches the best possible deal for its shareholders.

12.       Is there a termination fee in the agreement if Pep Boys receives a higher bid?

•                  The board of directors will exercise its fiduciary duties in considering proposals from other buyers.

•                  The merger agreement, which is on file with the SEC, includes details on the termination fee.

13.       Which regulatory approvals do you need for this deal?

•                  This transaction will require a customary Hart-Scott-Rodino anti-trust filing.

14.       Do you expect to receive other bids?

•                  We can’t speculate on this matter.

15.       When do you expect this transaction to close?

•                  We expect this transaction to close during the first half of 2012 subject to the results of the go-shop effort and satisfaction of customary closing conditions.

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011, filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

The following is an acquisition FAQ communication that was transmitted to customers of The Pep Boys – Manny, Moe & Jack on January 30, 2012:

CUSTOMER FAQ

1.              Will Pep Boys continue to be my automotive service and retail chain?

•                  We will continue to conduct business as usual in our current locations.

•                  There will be no change to the high-quality automotive service and retail products we provide every day.

2.              Will my warranties still be valid?

•                  All Pep Boys warranties will still be valid.

3.              I am a part of the Reward Members’ Program, how will this transaction affect my membership?

•                  There will be no change to Pep Boys’ Reward Members’ Program.

•                  Keeping the strong relationships with our customers is an important part of how we conduct our business.

4.              Will this have any effect on your current stores?  Will there be any closings?

•                  We do not expect any locations to be closed or jobs relocated.

•                  Pep Boys grew by over 115 stores last year and we plan to continue to grow.

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011, filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

The following is a letter that was transmitted to vendors of The Pep Boys – Manny, Moe & Jack on January 30, 2012:

January 30, 2012

Dear                             :

Today Pep Boys announced that it has entered into an agreement to be acquired by The Gores Group, a premier private equity firm. The Gores Group supports our vision to be the automotive solutions provider of choice for the value-oriented customer.

We are extremely excited about this announcement and the opportunities we expect it to bring to our valued suppliers. Partnering with The Gores Group ensures a strong foundation to continue our growth and The Gores Group is committed to investing in Pep Boys’ industry position as the leading automotive service and retail chain.

The Gores Group recognizes the important role that our suppliers have played in our 90-year history of success. All active contracts will continue to be honored and the current accounting processes will remain intact. Your point of contact at Pep Boys will also remain the same. Upon closing the transaction, we will retain the Pep Boys name and both Mike Odell and I expect to retain our leadership positions.

We are committed to continuing to work with you and appreciate all the support that you have given us over the years. Please feel free to reach out to me directly at XXX-XXX-XXX, or Chuck Rigby or Robert Sammons if you have any questions.

Sincerely,

Scott A. Webb

Executive Vice President — Merchandising & Marketing

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011, filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

The following is an acquisition FAQ communication that was transmitted to vendors of The Pep Boys – Manny, Moe & Jack on January 30, 2012:

VENDOR FAQ

1.              Why is Pep Boys being acquired by Buyer?

•                  The Gores Group supports our vision to be the automotive solutions provider of choice for the value-oriented customer.

•                  The Gores Group will provide us with greater flexibility to continue investing in and focusing on the company’s growth and operations.

2.              Who is The Gores Group?

•                  The Gores Group is a premier private equity firm.

3.              What will the new company be called and where will it be headquartered?

•                  There is no change expected to the Pep Boys name or headquarters.

4.              Who will be leading the company?

•                  Mike Odell is expected to remain as President & CEO.  Scott Webb is expected to remain as EVP — Merchandising & Marketing.

5.              What will the benefits be to suppliers?

•                  Partnering with The Gores Group ensures a strong foundation for us to continue our growth. We hope to share that growth with our valued suppliers.

6.              What impact will this have on my contract with Pep Boys?

•                  All active contracts will continue to be honored and the current accounting processes will remain intact.

•                  There will be no changes to your point of contact at Pep Boys.

7.              Who should I contact if I have further questions?

•                  Your current point of contact at Pep Boys or Scott Webb.

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011, filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

The following is a letter that was transmitted to key public officials on January 30, 2012:

Dear           :

Today Pep Boys announced that it has entered into an agreement to be acquired by The Gores Group, a premier private equity firm. The Gores Group supports our vision to be the automotive solutions provider of choice for the value-oriented customer.

We are extremely excited about this announcement and the opportunities we expect it to bring to our associates, customers, shareholders and the communities we serve. Partnering with The Gores Group ensures a strong foundation for Pep Boys’ future and a commitment to investing in Pep Boys’ industry position as the leading automotive service and retail chain.

Importantly, The Gores Group recognizes the important role that Philadelphia, PA has played in our 90-year history of success. Upon closing the transaction, we will retain the Pep Boys name. I expect to remain President and Chief Executive Officer and that our headquarters will stay in Philadelphia, PA.

Attached is a press release that provides more information about today’s announcement. We are committed to the communities we serve and appreciate all the support that you have given us over the years. Please feel free to reach out to me directly if you have any questions.

Sincerely,

Mike Odell

President & Chief Executive Officer of Pep Boys

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011, filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

The following is a letter that was transmitted to landlords of The Pep Boys – Manny, Moe & Jack on January 30, 2012:

January 30, 2012

Dear                             :

As you may have heard, today Pep Boys announced that it has entered into an agreement to be acquired by The Gores Group, a premier private equity firm. The Gores Group supports our vision to be the automotive solutions provider of choice for the value-oriented customer.

We are extremely excited about this announcement and the opportunities it will bring to our employees, customers and business partners. We look forward to the potential expansion opportunities that today’s announcement may provide.

Please feel free to reach out to me directly if you have any questions.

Sincerely,

Joe Cirelli, SVP - Business Development

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011, filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

The following is a letter that was transmitted on January 30, 2012:

January 30, 2012

Dear                             :

Today Pep Boys announced that it has entered into an agreement to be acquired by The Gores Group, a premier private equity firm. The Gores Group supports our vision to be the automotive solutions provider of choice for the value-oriented customer.

We are extremely excited about this announcement and the opportunities we expect it to bring to our customers, employees and valued business partners. Partnering with The Gores Group ensures a strong foundation to continue our growth and The Gores Group is committed to investing in Pep Boys’ industry position as the leading automotive service and retail chain.

The Gores Group recognizes the important role that our business partners have played in our 90-year history of success. All active contracts will continue to be honored and the current accounting processes will remain intact. Your point of contact at Pep Boys will also remain the same. Upon closing the transaction, we will retain the Pep Boys name and expect our senior management team to retain leadership positions.

We are committed to continuing to work with you and appreciate all the support that you have given us over the years. Please feel free to reach out to me directly at (XXX) XXX-XXXX, or NAME or NAME if you have any questions.

Sincerely,

NAME

TITLE – DEPARTMENT NAME

Forward-Looking Statements

This communication contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Pep Boys and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to satisfy the conditions to the merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Pep Boys’ outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Pep Boys’ filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Pep Boys’ ability to control or predict. Pep Boys can give no assurance that the conditions to the merger will be satisfied. Except as required by law, Pep Boys undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Pep Boys is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Pep Boys by The Gores Group. Pep Boys plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF PEP BOYS ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of Pep Boys. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Pep Boys with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and Pep Boys’ other filings with the SEC may also be obtained from Pep Boys by directing a request to Pep Boys, Attention: Investor Relations, Mike Melia, or by calling (215) 430-9459.

Pep Boys and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from Pep Boys’ shareholders in favor of the proposed acquisition. Information regarding Pep Boys’ directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended January 29, 2011, filed with the SEC on April 11, 2011, and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 29, 2011. Shareholders may obtain additional information regarding the interests of Pep Boys and its directors and executive officers in the proposed acquisition, which may be different than those of Pep Boys’ shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.